Exhibit 10.66
AMENDMENT NO. 5 TO COLLABORATION
AND OPTION AGREEMENT
This Amendment No. 5 to the Agreement (this “Amendment No. 5”) is entered into as of November 1, 2010 (the “Amendment Effective Date”) by and between Cytokinetics, Incorporated (“CK”), a Delaware corporation, having its principal place of business at 280 East Grand Ave., South San Francisco, California 94080 and Amgen Inc., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320 (“Amgen”).
     WHEREAS, CK and Amgen are parties to that certain Collaboration and Option Agreement dated December 29, 2006, as amended (the “Agreement”);
     WHEREAS, in May, 2009, Amgen exercised its option to obtain an exclusive, worldwide license (excluding Japan) to certain compounds that [****], including CK-452, as further described in the Agreement;
     WHEREAS, the Agreement provides that the Parties will conduct a research program subsequent to Amgen exercising its option;
     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CK and Amgen, intending to be legally bound, agree to amend the Agreement as set forth below.
1.	Capitalized terms used herein and not otherwise defined have the meaning ascribed in the Collaboration Agreement. The following definitions are added to the Agreement:
“1.68 “Amgen Field” means the Field other than the CK Field.
1.70 “Amgen Research Patent Rights” shall mean all Research Patent Rights other than the CK Research Patent Rights.
1.71 “Cardiac Development Compound” shall mean any Research Program Compound that has been selected to be advanced from the Research Program into the Development Program.
1.72 “CK Field” shall mean any research, development, or commercialization activities and the related use of compounds that [****].
1.73 “CK Research Patent Rights” shall mean all patent applications and patents within the Research Patent Rights containing one or more pending or issued claims directed to Research Program Compounds whose primary utility is within the CK Field.
1.74 “Research Patent Right” means any Patent Right arising from (i) work conducted in connection with the Research Program (a) by CK [****] of the
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Agreement and [****] or (b) by the Parties pursuant to the Research Plan following the Amendment Effective Date; or (ii) any [****] of the Research Program, or a [****] of the Research Program (including, but not limited to, [****]), in each case made pursuant to the activities undertaken by or on behalf of a Party under this Agreement; in each case, that includes within a pending or issued claim [****]. “[****]” means: (a) the [****], (b) the [****], and (c) any other [****] agreed by the JRC at the [****] agreed by the JRC at the time it approves the [****], as may later be adjusted by JRC. For the avoidance of doubt, Research Patent Rights will not include any [****] (including in the case of CK, [****]) or any portion thereof. Research Patent Rights will be deemed included in the Amgen Joint Patent Rights and the CK Joint Patent Rights, respectively.
For ease of reference, the Research Plan in effect as of the Amendment Effective Date is attached as Exhibit A to this Amendment.
1.75 “Research Program Compound” means any compound within the scope of a pending or issued claim within the Research Patent Rights. Each Research Program Compound that meets the requirements of Section 1.21 will be deemed to be a Compound for all purposes under the Agreement.
1.76 “Research Program Eligible Compound” means a Research Program Compound that satisfies the criteria of a Research Eligible Compound.
2.	A new Section 3.6 entitled “[****] Research Patent Rights” is added immediately after Section 3.5 (Extended Research Term):

“3.6 [****]Research Patent Rights. In [****] of the [****] the Parties in conducting the Research Program, all Research Patent Rights [****]. Accordingly:
(a)	To the extent that Amgen [****] Research Patent Rights, Amgen [****] and to [****] and to [****], and

(b)	To the extent that CK [****] the Research Patent Rights, CK[***] and to [****] and to [****].”
3.	A new Section 3.7 entitled “Licenses to Research Program Compounds in the Territory” is added immediately after Section 3.6 ([****] Research Patent Rights):

“3.7 Licenses to Research Program Compounds in the Territory. During the Term and in the Territory:

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(a)	All Research Program Compounds that are also Compounds will be subject to the licenses set forth in Sections 9.1.1, 9.1.2, 9.2.1 and 9.2.2.

(b)	With respect to Research Program Compounds that are not Compounds (“[****] Compounds”):
(i)	CK hereby grants to Amgen an exclusive, [****] license, [****], under CK’s interest in the Research Patent Rights, solely to make, have made, use, sell, offer for sale and import [****] Compounds within the Amgen Field during the Term in the Territory.

(ii)	Amgen hereby grants to CK an exclusive, [****] license, [****], under Amgen’s interest in the Research Patent Rights, solely to make, have made, use, sell, offer for sale and import [****] Compounds within the CK Field during the Term in the Territory.”
4.	This Amendment supersedes and replaces Section [****] of the Agreement, which is deemed deleted in its entirety.
5.	A new Section 8.5.1 entitled “Prosecution and Maintenance of the Research Patent Rights” is added immediately after Section 8.5 (Prosecution and Maintenance — Post Option Exercise):
“8.5.1 Prosecution and Maintenance of the Research Patent Rights.
(a)	During the Term, the filing, prosecution and maintenance of all Research Patent Rights in the Territory will be subject to Section 8.5 of the Agreement.

(b)	Subject to Section 8.3 of the Agreement, [****] shall, through outside counsel mutually acceptable to the Parties and directed by [****] control the filing for, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) of the Research Patent Rights [****], at [****] expense, in consultation with [****], as well as filing for any patent term extensions or similar protections. [****] shall provide [****] copies of and an opportunity to review and comment upon the text of the applications relating to such Research Patent Rights [****] before filing. [****] shall provide [****] with a copy of each application for a Research Patent Right as filed, together with notice of its filing date and application number. [****] shall keep [****] advised of the status of all material communications, actual and prospective filings or submissions regarding the Research Patent Rights, and shall give [****] copies of and an opportunity to review and comment on any such communications, filings and submissions proposed to be sent to any patent office or judicial body. [****] shall reasonably consider in good faith [****] comments on the communications, filings and submission for the Research Patent Rights.

(c)	The Parties intend that all filings for the Research Patent Rights shall be

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[****] with the goals of the Collaboration to [****] Compounds. At the request of either Party during or following the Term, the Parties will work together in good faith to [****] the Research Patent Rights, to the extent practicable without [****] Patent Right with respect to Compounds, in order to [****] to Research Program Compounds [****] relating to Research Program Compounds [****].”
6.	A new Section 3.8 entitled “Research Program Compounds [****]” is added immediately after Section 3.7 (Licenses to Research Program Compounds in the Territory):
“3.8 Research Program Compounds [****].
(a)	[**** hereby grants to [****] an exclusive right and license [****], with the [****], (i) under the [****] Patent Rights and [****] Joint Patent Rights solely to [****] Research Program Eligible Compounds; and (ii) [****] interest in the Research Patent Rights [****] Research Program Compounds, in each case within [****] the Territory, and with respect to Research Program Eligible Compounds, subject to the [****] provisions of Section [****], as modified by subsection 3.8(e) below. [****] under the [****] with respect to Research Program Eligible Compounds [****] as expressly permitted pursuant to Section [****] of the Agreement. Without limiting Article [****] of the Agreement, [****] shall not seek to [****] provided to [****] in the course of the Collaboration to conduct the activities expressly permitted pursuant to Section [****] of the Agreement or to [****] Research Program Eligible Compounds [****].

(b)	[****] hereby grants to [****] an exclusive right and license [****], with the [****] under [****] interest in the Research Patent Rights solely to [****] Research Program Compounds [****].

(c)	[****] shall have the right to [****] the Territory with respect to those Cardiac Development Compounds for which [****] pursuant to Section [****] for [****] the Territory for the purposes of [****] of such Cardiac Development Compounds [****].

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(d)	From the Amendment Effective Date and continuing until the [****] of a Compound, [****] shall have a [****] with respect to [****] with respect to the [****] Compound or [****] Compound (the “[****] Compounds”) [****] (each, a “[****]”), but not including [****] and the like. Should [****], upon such [****] will give prompt written notice to [****] thereof (the “[****] Notice”). Should [****] within receipt of the [****] Notice, notify [****] in writing that [****] involving the [****], then CK and Amgen will discuss in good faith such a [****] will not discuss a [****] with respect to such [****] Compounds with any Third Party until at least [****] days after [****] provides the [****] Notice to [****] (the “Exclusive Discussion Period”). No such [****] the Parties will be [****] either Party unless and until [****] by both Parties. Neither Party will have any obligation to [****] such terms and conditions [****] such Party [****]. If [****] does not so notify [****] within [****] days of its receipt of the [****] Notice, or if the Parties do not [****] within the [****] day period from [****] receiving the [****] Notice from [****], then [****] regarding such [****] Compounds and/or any other [****] Compound or [****] Compound with a [****] obligation to [****]. [****] the Amendment Effective Date, [****] with a [****] regarding the [****] Compounds in [****], and that nothing in this paragraph is intended to [****]; provided, however, in the event [****] for a [****] shall provide [****] with the [****] Notice and shall not [****] regarding the [****] for a [****] with such [****] during the [****].

(e)	In the event [****] does not [****] pursuant to clause [****], or upon the [****] this Agreement, whichever occurs first, [****] all applicable [****] set forth in Section [****] with respect to any particular [****] Compound only if:
(i)	Such [****] Compound is a [****] Compound and [****] is using Reasonably Diligent Efforts to [****] Compound in the [****]; or

(ii)	Such [****] Compound is a [****] Compound, for which such Compound a [****] has been

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[****] that would [****], and [****] Compound or [****] Compound [****]; or

(iii)	[****] in Section [****] above, the [****] of such [****] Compound in [****] within the [****].
(f)	Sections [****] shall apply to [****] Compounds to the same extent as to [****] Compounds.

(g)	The last sentence of Section 3.8(a) above, the last sentence of Section 9.2.3 of the Agreement, and Section 3.8(e) above shall survive termination of the Agreement.”
7.	The following sections of Article 18, Term and Termination, are revised in their entirety as follows.
(a)	Section 18.3.6 of the Agreement is revised to provide in its entirety as follows:
“18.3.6 Technology Licenses.

(i)	Amgen hereby grants to CK, effective upon the notice of such termination, an exclusive, worldwide, [****] license, with the right to grant and authorize sublicenses, as and to the extent Amgen has the right to grant such license as of such termination, (a) under the Amgen Patent Rights and Amgen Joint Patent Rights solely to make, have made, use, sell, offer for sale and import Research Eligible Compounds (other than Research Program Eligible Compounds), including, without limitation, CK-452 and CK [****]; (b) under the Amgen Patent Rights and Amgen Joint Patent Rights solely to make, have made, use, sell, offer for sale and import Research Program Eligible Compounds for use in the CK Field; and (c) under Amgen’s interest in the Research Patent Rights solely to make, have made, use, sell, offer for sale and import Research Program Compounds (other than Research Program Eligible Compounds) for use in the CK Field; provided, however if any subject matter covered by such license is subject to [****], Amgen shall promptly disclose such [****] to CK in writing and CK shall not have the right to exercise the foregoing license with respect to such subject matter, unless CK agrees in writing to [****] as a result of CK’s exercise of such license. Amgen hereby grants to CK, effective upon the notice of such termination, a non-exclusive, worldwide license with respect to Amgen’s trade secrets to the extent that the same were [****] under this Agreement or [****] in connection with the Research Eligible Compounds,

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(ii)	solely to make, have made, use, sell, offer for sale and import Research Eligible Compounds.

(iii)	CK hereby grants to Amgen, effective upon the notice of such termination, an exclusive, worldwide, [****] license, with the right to grant and authorize sublicenses, under CK’s interest in the Research Patent Rights, solely to make, have made, use, sell, offer for sale and import Research Program Compounds for use in the Amgen Field, as and to the extent CK has the right to grant such license as of such termination, solely to make, have made, use, sell, offer for sale and import Research Program Compounds for use in the Amgen Field; provided, however if any subject matter covered by such license is subject to [****], CK shall promptly disclose such [****] to Amgen in writing and Amgen shall not have the right to exercise the foregoing license with respect to such subject matter, unless Amgen agrees in writing to [****] as a result of Amgen’s exercise of such license.

(iv)	Notwithstanding the license grants above: (A) CK retains the non-exclusive right to evaluate (itself or through one or more Third Parties) Research Program Compounds solely to determine whether such Research Program Compounds may have utility within the CK Field, and (B) Amgen retains the non-exclusive right to evaluate (itself or through one or more Third Parties) Research Program Compounds solely to determine whether such Research Program Compounds may have utility within the Amgen Field.”
(b)	The following is added as Section 18.3.11 of the Agreement:
“18.3.11 Prosecution, Maintenance, Enforcement and Defense of Research Patent Rights Post-Termination.
(i)	CK Research Patent Rights.
(A)	Following any termination of this Agreement, CK shall, through outside counsel mutually acceptable to the Parties and directed by CK, control the filing for, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) of the CK Research Patent Rights on a worldwide basis at CK’s expense, in consultation with Amgen, as well as filing for any patent term extensions or similar protections. CK shall provide Amgen copies of and an opportunity to review and comment upon the text of the applications relating to the CK Research Patent Rights at least [****] before filing. CK shall provide Amgen with a copy of each application for a CK Research Patent Right as filed, together with notice of its filing date and application number. CK shall keep Amgen advised of the

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status of all material communications, actual and prospective filings or submissions regarding the CK Research Patent Rights, and shall give Amgen copies of and an opportunity to review and comment on any such communications, filings and submissions proposed to be sent to any patent office or judicial body. CK shall reasonably consider in good faith Amgen’s comments on the communications, filings and submission for the CK Research Patent Rights.

(B)	Following any termination of this Agreement, CK shall have the sole right, but not the obligation, to bring and control the enforcement of the CK Research Patent Rights against any infringement in the CK Field on a worldwide basis, at its own cost and expense and using counsel of its choice, in consultation with Amgen. In the event Amgen would like to bring enforcement of the CK Research Patent Rights against any infringement in the Amgen Field, the Parties will discuss such potential enforcement action in good faith so long as such enforcement action would not adversely affect any CK Research Patent Right with respect to any Research Program Compound in the CK Field. Amgen shall reasonably cooperate, as requested by CK, with respect to such enforcement actions, including by joinder as a party if required by law, and CK shall reimburse Amgen any [****] costs incurred in connection therewith. CK shall keep Amgen informed of the progress of any such enforcement action. Without limiting the foregoing, CK shall keep Amgen advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide Amgen copies of and an opportunity to review and comment on any such communications, filings and submissions. CK shall not [****], in any action or proceeding to enforce such CK Research Patent Rights without Amgen’s prior written consent, not to be unreasonably withheld or delayed. All cash amounts (plus the fair market value of all non-cash consideration) received by CK from a Third Party in connection with the final judgment, award or settlement of any infringement in the CK Field with respect to any CK Research Patent Right as a result of any such litigation (“CK Recoveries") shall first be applied to reimbursement of the unreimbursed legal fees and expenses incurred by the Parties. Any CK Recoveries left over after such reimbursement shall be [****].

(C)	In the event that any Third Party brings any action for declaratory relief with respect to the invalidity or unenforceability of any CK Research Patent Right, the Parties shall promptly confer to agree

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on a plan for defending any such action and the sharing of costs and responsibilities with respect thereto. If the Parties are unable to agree, CK may conduct such defense, at its own expense, and in such event, CK shall keep Amgen advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide to Amgen copies of and an opportunity to review and comment on any such communications, filings and submissions. CK shall not [****], without Amgen’s prior written consent, not to be unreasonably withheld or delayed.

(D)	CK will have the exclusive right to [****] and [****], provided that Amgen may [****] and [****] with CK’s prior written consent, not to be unreasonably withheld or delayed.

(E)	Promptly following the date of termination of the Agreement, with respect to the CK Research Patent Rights, Amgen shall (i) provide CK with copies of any relevant communications, filings, drafts and documents not previously provided to CK as well as written notice of any pending deadlines or communications applicable thereto, and (ii) execute and deliver any legal papers reasonably requested by CK to effectuate transfer of control of the filing, prosecution and maintenance of such CK Research Patent Rights (excluding papers that transfer any right, title or interest in or to the CK Research Patent Rights other than such control).
(ii)	Amgen Research Patent Rights.
(A)	Section 8.5 of the Agreement will survive termination of the Agreement solely with respect to Amgen Research Patent Rights on a worldwide basis.

(B)	Following any termination of this Agreement, Amgen shall have the sole right, but not the obligation, to bring and control the enforcement of the Amgen Research Patent Rights against any infringement in the Amgen Field on a worldwide basis, at its own cost and expense and using counsel of its choice, in consultation with CK. In the event CK would like to bring enforcement of the Amgen Research Patent Rights against any infringement in the CK Field, the Parties will discuss such potential enforcement action in good faith so long as such enforcement action would not adversely

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affect any Amgen Research Patent Right with respect to any Research Program Compound in the Amgen Field. CK shall reasonably cooperate, as requested by Amgen, with respect to such enforcement actions, including by joinder as a party if required by law, and Amgen shall reimburse CK any [****] costs incurred in connection therewith. Amgen shall keep CK informed of the progress of any such enforcement action. Without limiting the foregoing, Amgen shall keep CK advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide CK copies of and an opportunity to review and comment on any such communications, filings and submissions. Amgen shall not [****], in any action or proceeding to enforce such Amgen research Program Patent Rights without CK’s prior written consent, not to be unreasonably withheld or delayed. All cash amounts (plus the fair market value of all non-cash consideration) received by Amgen from a Third Party in connection with the final judgment, award or settlement of any infringement in the Amgen Field with respect to any Research Patent Right as a result of any such litigation (“Amgen Recoveries") shall first be applied to reimbursement of the unreimbursed legal fees and expenses incurred by the Parties. Any Amgen Recoveries left over after such reimbursement shall be [****].

(C)	In the event that any Third Party brings any action for declaratory relief with respect to the invalidity or unenforceability of any Amgen Research Patent Right, the Parties shall promptly confer to agree on a plan for defending any such action and the sharing of costs and responsibilities with respect thereto. If the Parties are unable to agree, Amgen may conduct such defense, at its own expense, and in such event, Amgen shall keep CK advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide to CK copies of and an opportunity to review and comment on any such communications, filings and submissions. Amgen shall not [****] without CK’s prior written consent, not to be unreasonably withheld or delayed.

(D)	Amgen will have the exclusive right to [****] and [****], provided that CK may [****] and [****] with Amgen’s prior written consent, not to be unreasonably withheld or delayed.

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(iii)	Section 8.3 (with the exception of [****]) of the Agreement will survive termination of the Agreement.”
Except as expressly set forth herein, all of the terms and conditions of the Agreement will remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this Amendment No. 5 as of the Amendment Effective Date.

Cytokinetics, Inc.		Amgen Inc.

By: Name:	/s/ Robert I. Blum Robert I. Blum	By: Name:	/s/ Roger M. Perlmutter Roger M. Perlmutter, M.D., Ph.D.
Title:	President and CEO	Title:	Executive Vice President,
Research and Development

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EXHIBIT A
Research Plan
(adopted November 1, 2010)
[attached]

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Cytokinetics/Amgen Collaborative 2011 Research Plan
Approved by the JRC: November 1, 2010
[****]

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Cytokinetics/Amgen Collaborative 2011 Research Plan
[****]

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Cytokinetics/Amgen Collaborative 2011 Research Plan
[****]

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Cytokinetics/Amgen Collaborative 2011 Research Plan
[****]

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Cytokinetics/Amgen Collaborative 2011 Research Plan
[****]

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[****]
CYTOKINETICS CONFIDENTIAL

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